Exhibit 10.23

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”), HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO

RESEARCH FUNDING AND OPTION AGREEMENT

This Fourth Amendment to that certain Research Funding and Option Agreement (the “Fourth Amendment”) is entered into as of November 1, 2025 (the “Fourth Amendment Effective Date”) by and between The Scripps Research Institute, a California nonprofit public benefit corporation located at 10550 North Torrey Pines Road, La Jolla, California 92037 (“TSRI”), and Xenetic Biosciences, a for-profit corporation located at 945 Concord Street, Framingham, Massachusetts 01701 (“Sponsor”).

Recitals

Whereas, TSRI and Sponsor entered into that certain Research Funding and Option Agreement dated March 10, 2023, and that certain First Amendment dated June 1, 2024, and that certain Second Amendment dated November 1, 2024, and that certain Third Amendment dated May 1, 2025 (together the “Agreement”);

Whereas, TSRI and Sponsor wish to amend the Agreement in the manner set forth in this Fourth Amendment.

Agreement

Now Therefore, in consideration of the mutual promises set forth, the parties hereto agree as follows:

1.	Term. The term of the Agreement shall be extended by four (4) months from the Fourth Amendment Effective Date.

2.	Payments. The following payments are added to Section 2.4(a):

25th payment: $85,000.00 Due: Effective Date of Fourth Amendment

26th payment: $85,000.00 Due: 1 month after Fourth Amendment Effective Date

27th payment: $85,000.00 Due: 2 months after Fourth Amendment Effective Date

28th payment: $85,000.00 Due: 3 months after Fourth Amendment Effective Date

3.	Research Program. The Research Program shall include Exhibit A attached to this Fourth Amendment.

4.	Full Force and Effect. Except as specifically amended by this Fourth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

1

5.	Counterparts. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties have executed this Fourth Amendment as of the Fourth Amendment Effective Date.

The Scripps Research Institute	Sponsor

By: /s/ Laura Cheek	By: /s/ Jim Parslow
Name: Laura Cheek	Name: Jim Parslow
Title: Director, Office of Sponsored Programs	Title: CFO

2

Exhibit A

Research Program

		Nov-24	Dec-24	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26
	Month	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
[***]
[***]
[***]
[***]
[***]
[***]

[***]
[***]
[***]

[***]
[***]
[***]
[***]

[***]
[***]
[***]
[***]

[***]
[***]
[***]
[***]

Payments		$65,000	$65,000	$65,000	$65,000	$65,000	$65,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000	$85,000	$85,000	$85,000	$85,000

3